                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    Seligman Select Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     SELIGMAN SELECT MUNICIPAL FUND, INC.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
 Toll-Free Telephone (800) 221-2450--continental United States, including New
                                  York State

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 1997

To the Stockholders:

  The seventh Annual Meeting of Stockholders (the "Meeting") of Seligman Se-lect Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the World Trade Center, Commonwealth Pier, 164 Northern Avenue, Bos-ton, Massachusetts 02210 on May 15, 1997 at 9:00 A.M., for the following pur-poses:

    (1) To elect six Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 1997; and
    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The minute book of the Corporation will be available at the Meeting for in-spection by Stockholders.

  The close of business on March 20, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta

                                       Secretary


Dated: New York, New York, April 16, 1997

                                 ------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                 THE MEETING.

                                                                 April 16, 1997

                     SELIGMAN SELECT MUNICIPAL FUND, INC.

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                PROXY STATEMENT

                                    FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 1997

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the seventh Annual Meeting of Stockholders (the "Meeting") to be held in Boston, Massachusetts on May 15, 1997.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no in-structions and return your signed Proxy, your shares will be voted (i) for the election of each of the nominees for Director, (ii) for the ratification of the selection of auditors and, at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjourn-ment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: The Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on March 20, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had out-standing 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,125,090 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

  The Corporation's investment advisor is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

  It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 16, 1997.

                           A. ELECTION OF DIRECTORS
                                 (Proposal 1)

  The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class ex-pires in each year.

  At the Meeting this year, six directors are to be elected. General John R. Galvin and Messrs. William C. Morris, James Q. Riordan and Robert L. Shafer, each of whose term will expire at the 1997 Annual Meeting, have each been rec-ommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2000. Messrs. Richard R. Schmaltz and Brian T. Zino have each been recommended by the Direc-tor Nominating Committee for election to the class whose term will expire in 1998.

  The Board of Directors previously had thirteen members. On March 20, 1997, Mr. Fred E. Brown retired and the Board of Directors authorized a reduction in the number of members of the Board to twelve. Additionally, Mr. Ronald T. Schroeder has elected to retire at the 1997 Annual Meeting. In order to main-tain three equal classes of Directors, Messrs. Schmaltz and Zino are standing for election for one year terms. Mr. Zino has elected to resign immediately preceding the Annual Meeting from the class whose term expires in 1999 and stand for election to the class whose term will expire in 1998. Each of these six nominees seek election by the holders of the Preferred Shares and Common Shares, voting together as a single class.

  It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of General Galvin and Messrs. Morris, Riordan, Schmaltz, Shafer and Zino, each designated as both Common and Preferred Directors.

  Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information, including the period for which each has served as Director, for General Galvin and Messrs. Morris, Riordan, Schmaltz, Shafer and Zino, as well as the other Directors of the Corporation, follows.

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

  John R. Gal-       2000      DEAN, FLETCHER SCHOOL OF LAW         100 Common
 vin1995 to Date               ANDDIPLOMACY AT TUFTS UNIVERSI-        Shares
      (67)                     TY, MEDFORD, MA. General Galvin
                               is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He is also
                               Chairman of the American Council
                               on Germany; a Governor of the
                               Center for Creative Leadership;
        [ART]                  and a Director of USLIFE Corpo-
                               ration, Raytheon Co., National
                               Defense University, and the In-
                               stitute for Defense Analysis. He
                               was formerly: Ambassador, U.S.
                               State Department for negotia-
                               tions in Bosnia, Distinguished
                               Policy Analyst at Ohio State
                               University, and Olin Distin-
                               guished Professor of National
                               Security Studies at the United
                               States Military Academy. From
                               June 1987 to June 1992, General
                               Galvin was the Supreme Allied
                               Commander, Europe and the Com-
                               mander-in-Chief, United States
                               European Command.





 William C. Mor-     2000      CHAIRMAN, J. & W. SELIGMAN & CO.     9,212 Com-
  ris* 1989 to                 INCORPORATED, NEW YORK, NY. Mr.      mon Shares
    Date (58)                  Morris is Chairman and Chief Ex-
                               ecutive Officer of each of the
                               Seligman Group of investment
                               companies;+ Chairman of Seligman
                               Financial Services, Inc., and
                               Seligman Services, Inc.; and a
        [ART]                  Director of Seligman Data Corp.
                               He is also Chairman of Carbo Ce-
                               ramics Inc., a Member of the
                               Board of Governors of the In-
                               vestment Company Institute, and
                               a Director of Kerr-McGee Corpo-
                               ration.

                           PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

 James Q. Rior-      2000     DIRECTOR, VARIOUS CORPORATIONS,     588 Common
  dan 1990 to                 STUART, FL. Mr. Riordan is a          Shares
   Date (69)                  Director or Trustee of each of
                              the Seligman Group of invest-
                              ment companies.+ He is also a
                              Director of the Houston Explo-
                              ration Company, The Brooklyn
                              Museum, The Brooklyn Union Gas
                              Company, The Committee for Eco-
        [ART]                 nomic Development, Dow Jones &
                              Co., Inc., and Public Broad-
                              casting Service. He was for-
                              merly Co-Chairman of the Policy
                              Council of The Tax Foundation;
                              a Director and President of
                              Bekaert Corporation; and a Di-
                              rector of Tesoro Petroleum Com-
                              panies, Inc.




Richard R. Schmaltz* 1998     MANAGING DIRECTOR, DIRECTOR         1,500 Com-
        (56)                  OFINVESTMENTS, J. & W. SELIGMAN     mon Shares
                              & CO. INCORPORATED, NEW YORK,
                              NY. Mr. Schmaltz is a Director
                              of Seligman Henderson Co., Home
                              State Insurance Company, and
                              Quaker State Insurance Company;
        [ART]                 and a Trustee Emeritus of Colby
                              College. He was formerly a Di-
                              rector of Research at Neuberger
                              & Berman from 1993 to 1996 and
                              Executive Vice President of
                              McGlinn Capital from 1987 to
                              1993.

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

Robert L. Shafer     2000      DIRECTOR, VARIOUS CORPORATIONS,      201 Common
  1991 to Date                 NEW YORK, NY. Mr. Shafer is a          Shares
      (64)                     Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor of USLIFE Corporation. He
                               was formerly a Vice President of
                               Pfizer Inc.
        [ART]



 Brian T. Zino*      1998      DIRECTOR AND PRESIDENT, J. & W.      1,355 Com-
  1993 to Date                 SELIGMAN & CO. INCORPORATED, NEW     mon Shares
      (44)                     YORK, NY. Mr. Zino is President
                               of each of the Seligman Group of
                               investment companies,+ with the
                               exception of Seligman Quality
                               Municipal Fund, Inc. and Selig-
                               man Select Municipal Fund, Inc.
        [ART]                  He is also a Director or Trustee
                               of each of the Seligman Group of
                               investment companies; Chairman
                               and President of Seligman Data
                               Corp.; and a Director of Selig-
                               man Financial Services, Inc.,
                               Seligman Services, Inc., and Se-
                               ligman Henderson Co.

OTHER DIRECTORS

  The other Directors of the Corporation whose terms will not expire in 1997 are:

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

Alice S. Ilchman     1998      PRESIDENT, SARAH LAWRENCE COL-       157 Common
  1990 to Date                 LEGE, BRONXVILLE, NY. Dr.              Shares
      (61)                     Ilchman is a Director or Trustee
                               of each of the Seligman Group of
                               investment companies.+ She is
                               also Chairman of The Rockefeller
                               Foundation; and a Director of
                               NYNEX and The Committee for Eco-
                               nomic Development. She was for-
                               merly a Trustee of The Markle
                               Foundation and a Director of the
                               International Research & Ex-
                               change Board.

Frank A. McPher-     1998      DIRECTOR VARIOUS CORPORATIONS,       157 Common
son 1995 to Date               OKLAHOMA CITY, OK. Mr. McPherson       Shares
      (63)                     is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He is also a
                               Director of Kimberly-Clark Cor-
                               poration, Bank of Oklahoma Hold-
                               ing Company, Oklahoma City Cham-
                               ber of Commerce, Baptist Medical
                               Center, Oklahoma Chapter of the
                               Nature Conservancy, Oklahoma
                               Medical Research Foundation, and
                               National Boys and Girls Clubs of
                               America; Chairman of the Okla-
                               homa City Public Schools Founda-
                               tion; and a Member of The Busi-
                               ness Roundtable. He was formerly
                               Chairman of the Board and Chief
                               Executive Officer of Kerr-McGee
                               Corporation.

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

 John E. Merow*      1999      RETIRED CHAIRMAN AND SENIOR          1,000 Com-
  1991 to Date                 PARTNER, SULLIVAN & CROMWELL,        mon Shares
      (67)                     LAW FIRM, NEW YORK, NY. Mr.
                               Merow is a Director or Trustee
                               of each of the Seligman Group of
                               investment companies.+ He is
                               also a Director of Commonwealth
                               Aluminum Corporation, the Munic-
                               ipal Art Society of New York,
                               and the United States--New Zea-
                               land Council; a Trustee of the
                               United States Council for Inter-
                               national Business; a Member of
                               the American Law Institute and
                               the Council on Foreign Rela-
                               tions; Chairman of the American
                               Australian Association; and a
                               Member of the Board of Governors
                               of the Foreign Policy Associa-
                               tion and the New York Hospital.

 Betsy S. Michel     1999      ATTORNEY, GLADSTONE, NJ. Mrs.        513 Common
  1990 to Date                 Michel is a Director or Trustee        Shares
      (54)                     of each of the Seligman Group of
                               investment companies.+ She is
                               also a Trustee of the Geraldine
                               Dodge Foundation, and Chairman
                               of the Board of Trustees of St.
                               George's School (Newport, RI).
                               She was formerly a Director of
                               The National Association of In-
                               dependent Schools (Washington,
                               DC).

                           PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION

                                                                   SECURITIES
                                 THE NOMINEES DESIGNATED BY       BENEFICIALLY
                                 ASTERISK (*) ARE "INTERESTED        OWNED,
                                 PERSONS" OF THE CORPORATION       DIRECTLY OR
NAME, PERIOD      EXPIRATION     (AS THAT TERM IS DEFINED IN       INDIRECTLY,
  SERVED AS       OF TERM IF     THE INVESTMENT COMPANY ACT           AS OF
  DIRECTOR        ELECTED AS     OF 1940, AS AMENDED) BECAUSE       MARCH 24,
  AND (AGE)       A DIRECTOR     OF THEIR STATED ASSOCIATIONS.        1997
----------------- ----------   ---------------------------------   ------------

James C. Pitney      1999     RETIRED PARTNER, PITNEY, HAR-       4,127 Com-
  1990 to Date                DIN, KIPP & SZUCH, LAW FIRM,        mon Shares
      (70)                    MORRISTOWN, NJ. Mr. Pitney is a
                              Director or Trustee of each of
                              the Seligman Group of invest-
                              ment companies.+ He is also a
                              Director of Public Service En-
                              terprise Group.



    James N.         1999     EXECUTIVE VICE PRESIDENT AND        656 Common
Whitson 1993 to               CHIEF OPERATING OFFICER AND DI-       Shares
   Date (62)                  RECTOR, SAMMONS ENTERPRISES,
                              INC., DALLAS, TX. Mr. Whitson
                              is a Director or Trustee of
                              each of the Seligman Group of
                              investment companies.+ He is
                              also a Director of Red Man Pipe
                              and Supply Company and C-SPAN.




+ The Seligman Group of investment companies consists of the Corporation, Se-ligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Com-mon Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Se-ligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Munic-ipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., and Tri-Continental Corporation.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At March 24, 1997, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corpora-tion's Common Shares.

  As of January 1, 1996, Mr. Ronald T. Schroeder sold 535 Class A common shares of the Manager to the Manager, at a price of $2,142.91 per share. A Form 5 for each fiscal year of the Corporation from 1993 to 1995 to report re-investment of monthly dividends and annual distributions was not filed by Mrs. Michel. A Form 5 with respect to fiscal 1996, which reported all shares previ-ously acquired through reinvestment, was filed late.

  The Board of Directors met six times during 1996. The standing committees of the Board include the Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are de-scribed below.

  Audit Committee. This Committee recommends the independent public accoun-tants for selection as auditors by the Board and stockholder approval annual-ly. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal con-trols, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least an-nually. It is directly available to the auditors and officers of the Corpora-tion for consultation on audit, accounting and related financial matters. The Committee met twice in 1996. Members of this Committee are Messrs. Whitson (Chairman), Galvin and McPherson and Mrs. Michel.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by you and the other Stockhold-ers and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met twice in 1996. Members of this Committee are Messrs. Pitney (Chairman), Shafer and Riordan and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE CORPORATION

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                               POSITION WITH CORPORATION AND
        NAME         AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Thomas G. Moles      54 PRESIDENT AND PORTFOLIO MANAGER OF THE CORPORATION since January 1990.
                         Mr. Moles is a Managing Director of J. & W. Seligman and Co. Incorporat-
                         ed. He is President and Portfolio Manager of Seligman Quality Municipal
                         Fund, Inc., and Vice President and Portfolio Manager of four of the open-
                         end investment companies in the Seligman Group. He is also a Director of
                         Seligman Financial Services, Inc. and Seligman Services, Inc.
 Eileen A. Comerford  39 VICE PRESIDENT AND ASSISTANT PORTFOLIO MANAGER OF THE CORPORATION since
                         January 1990. Ms. Comerford is a Vice President, Investment Officer of J.
                         & W. Seligman & Co. Incorporated. She is also Vice President and Assis-
                         tant Portfolio Manager of Seligman Quality Municipal Fund, Inc., and As-
                         sistant Portfolio Manager of four of the open-end investment companies in the Seligman Group.
 Audrey G. Kuchtyak   37 VICE PRESIDENT OF THE CORPORATION since November 1990. Ms. Kuchtyak is a
                         Vice President, Investment Officer of J. & W. Seligman & Co. Incorporat-
                         ed. She is also Vice President of Seligman Quality Municipal Fund, Inc.
 Lawrence P. Vogel    40 VICE PRESIDENT OF THE CORPORATION since January 1992. Mr. Vogel is Senior
                         Vice President, Finance of J. & W. Seligman & Co. Incorporated. He is
                         Vice President of the other Seligman Group of investment companies. He is also Senior Vice President, Finance of Seligman Financial Services, Inc.
                         and Seligman Data Corp.; Vice President of Seligman Services, Inc.; and
                         Treasurer of Seligman Henderson Co.

                                             POSITION WITH CORPORATION AND
      NAME      AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Frank J. Nasta  32 SECRETARY OF THE CORPORATION since March 1994. Mr. Nasta is Senior Vice Presi-
                    dent, Law and Regulation and Corporate Secretary of J. & W. Seligman & Co. In-
                    corporated. He is Secretary of the other Seligman Group of investment compa-
                    nies. He is also Corporate Secretary of Seligman Financial Services, Inc., Se-
                    ligman Services, Inc., Seligman Henderson Co., and Seligman Data Corp. He was
                    formerly an attorney at the law firm of Seward & Kissel.
 Thomas G. Rose  39 TREASURER OF THE CORPORATION since November 1992. Mr. Rose is Treasurer of the other Seligman Group of investment companies. He is also Treasurer of Seligman
                    Data Corp. He was formerly Treasurer of American Investors Advisors, Inc. and the American Investors Family of Funds.

  All officers are elected annually by the Board and serve until their succes-sors are elected and qualify or their earlier resignation. The address of each of the foregoing is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

  Directors of the Corporation who are not employees of the Manager or its af-filiates each receive from the Corporation retainer fees of $3,000 per year. In addition, such Directors are paid up to $75 for each day on which they at-tend Board and/or Committee meetings and are reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 1996 were as follows:

 NUMBER OF DIRECTORS                                             AGGREGATE DIRECT
      IN GROUP       CAPACITY IN WHICH REMUNERATION WAS RECEIVED   REMUNERATION
---------------------------------------------------------------------------------
          9              Directors and Members of Committees          $30,825

  Directors attendance, retainer and/or committee fees paid to each Director during 1996 were as follows:

                     AGGREGATE   PENSION OR RETIREMENT TOTAL COMPENSATION
                    COMPENSATION  BENEFITS ACCRUED AS    FROM FUND AND
NAME                 FROM FUND   PART OF FUND EXPENSES   FUND COMPLEX*
------------------  ------------ --------------------- ------------------
John R. Galvin       $ 3,375.00           -0-              $65,000.00
Alice S. Ilchman       3,450.00           -0-               66,000.00
Frank A. McPherson     3,375.00           -0-               65,000.00
John E. Merow          3,450.00+          -0-               66,000.00
Betsy S. Michel        3,450.00           -0-               66,000.00
James C. Pitney        3,375.00+          -0-               65,000.00
James Q. Riordan       3,450.00           -0-               66,000.00
Robert L. Shafer       3,450.00           -0-               66,000.00
James N. Whitson       3,450.00+          -0-               66,000.00
                     ----------
                     $30,825.00
                     ==========

------------
 *There are 16 other investment companies in the Seligman Group.
 + Mr. Merow elected to defer receiving his fees from the Corporation. From
   1991 to December 31, 1996, Mr. Merow has deferred $22,120, including inter-est earned. Mr. Merow no longer defers his current compensation as of Janu-ary 1, 1997. Mr. Whitson has also elected to defer receiving his fees from the Corporation. From 1993 to December 31, 1996, Mr. Whitson has deferred $13,802, including interest earned. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1990 up to 1993, has a balance of $12,603 in his deferred plan, including interest earned.

  No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

  The affirmative vote of a plurality of the votes cast at the meeting is re-quired to approve the election of the proposed Directors.

  YOUR  BOARD OF  DIRECTORS UNANIMOUSLY RECOMMENDS  THAT THE  STOCKHOLDERS
   VOTE FOR THE ELECTION OF  THE FOREGOING NOMINEES TO SERVE AS DIRECTORS
    OF THE CORPORATION.

                   B. RATIFICATION OF SELECTION OF AUDITORS
                                 (Proposal 2)

  In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corpo-ration for 1997, subject to ratification or rejection by Stockholders.

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Corporation for 1997. The firm of Deloitte & Touche LLP has extensive experience in investment company account-ing and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement and respond to questions.

  The affirmative vote of a majority of the votes cast at the Meeting is re-quired to ratify the selection of auditors.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF
             DELOITTE & TOUCHE LLP AS AUDITORS OF THE CORPORATION.

                    C. OTHER MATTERS; STOCKHOLDER PROPOSALS

  The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

  Notice is hereby given that any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 1998, must be received by the Corporation no later than De-cember 17, 1997.

                                  D. EXPENSES

  The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or tele-graph by Directors, officers and employees of the Corporation, the Manager, Seligman Financial Services, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 909 Third Avenue, New York, NY 10022-4799 to assist in soliciting for a fee of $2,000 plus expenses.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta

                                       Secretary


                                 ------------

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUD-ING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH RE-QUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

SELIGMAN SELECT MUNICIPAL FUND, INC.
            Managed by

              [LOGO]
      J. & W. Seligman & Co.
           INCORPORATED
 INVESTMENT MANAGERS AND ADVISORS
         ESTABLISHED 1864
  100 Park Avenue, New York, NY
              10017


           SELIGMAN
            SELECT
           MUNICIPAL
          FUND, INC.

      Notice of Annual Meeting
        of Stockholders
              and
         Proxy Statement

-----------------------------------
 Time: May 15, 1997
       9:00 A.M.
-----------------------------------

 Place: World Trade Center
        Commonwealth Pier
        164 Northern Avenue
        Boston, Massachussets 02210
-----------------------------------
 Please date, fill in and
 sign the enclosed form of
 Proxy and mail it in the
 enclosed return envelope
 which requires no postage if
 mailed in the United States.
-----------------------------------

             [LOGO]

                                  GOLD CARD
PROXY                                                       PREFERRED SERIES A

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

          This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 15, 1997 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

                                (Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

1. ELECTION OF DIRECTORS
   NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,
   Richard R. Schmaltz, Robert L. Shafer and Brian T. Zino                 FOR ALL  / /                     WITHHOLD ALL  / /
   To withhold authority to vote for individual nominee(s) write name(s) below
   --------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.         FOR  / /       AGAINST  / /       ABSTAIN  / /

DATED _________________________________, 1997


---------------------------------------------
Signature

---------------------------------------------
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

                                  GREEN CARD
PROXY                                                               COMMON

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

          This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 15, 1997 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

                                (Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

1. ELECTION OF DIRECTORS
   NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,
   Richard R. Schmaltz, Robert L. Shafer and Brian T. Zino                 FOR ALL  / /                     WITHHOLD ALL  / /
   To withhold authority to vote for individual nominee(s) write name(s) below
   --------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.         FOR  / /       AGAINST  / /       ABSTAIN  / /

DATED _________________________________, 1997


---------------------------------------------
Signature

---------------------------------------------
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

                                  BUFF CARD
PROXY                                                       PREFERRED SERIES B

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

          This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 15, 1997 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

                                (Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

1. ELECTION OF DIRECTORS
   NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,
   Richard R. Schmaltz, Robert L. Shafer and Brian T. Zino                 FOR ALL  / /                     WITHHOLD ALL  / /
   To withhold authority to vote for individual nominee(s) write name(s) below
   --------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.         FOR  / /       AGAINST  / /       ABSTAIN  / /

DATED _________________________________, 1997


---------------------------------------------
Signature

---------------------------------------------
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.